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                          REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of March 8, 2005, between Resource Capital Corp., a Maryland corporation (the "Company") and Credit Suisse First Boston LLC (the "Initial Purchaser"), acting for the benefit of the Holders (as defined below).

         THE PARTIES ENTER THIS AGREEMENT on the basis of the following facts, understandings and intentions:

         A. The Company, the Initial Purchaser and Resource Capital Management, Inc. ("RCM") entered into that certain Purchase/Placement Agreement dated as of March 2, 2005 (the "Purchase Agreement") in connection with the offering and sale (the "Offering") of up to 16,866,667 shares of common stock, par value $15.00 per share, of the Company ("Common Stock").

         B. In order to induce the investors who are purchasing the Common Stock in the Offering to purchase such Common Stock and the Initial Purchaser to enter into the Purchase Agreement, the Company has agreed to provide the registration rights provided for in this Agreement for the holders of Registrable Shares (as defined below).

         C. The execution and delivery of this Agreement is a condition to the closing of the transactions contemplated by the Purchase Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants of the parties hereto, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

                  Additional Shares: Shares or other securities issued in respect of the Shares by reason of or in connection with any stock dividend, stock distribution, stock split, or similar issuance.

                  Agreement: As defined in the Introductory Paragraph of this Agreement.

                  Affiliate: As to any specified Person, (i) any Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the specified Person, (ii) any executive officer, director, trustee, managing member or general partner of the specified Person and (iii) any legal entity for which the specified Person acts as an executive officer, director, trustee, managing member or general partner. For purposes of this definition, "control" (including the correlative meanings of the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly, or indirectly through one or more intermediaries, of the power to direct or cause the direction of the management and policies of such Person, whether by contract, through the ownership of voting securities, partnership interests, membership interests or other equity interests or otherwise.

                  Business Day: With respect to any act to be performed hereunder, each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York, New York are authorized or obligated by applicable law, regulation or executive order to close.

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                  Closing Time: March 8, 2005 or such other time or such other date as the Initial Purchaser and the Company may agree.

                  Commission: The Securities and Exchange Commission.

                  Common Stock: As defined in Recital A hereof.

                  Company: As defined in the Introductory Paragraph of this Agreement, and any successor thereto.

                  End of Suspension Notice: As defined in Section 5(b) hereof.

                  Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission pursuant thereto.

                  Holder: Each Participant and its direct or indirect transferees, so long as such Participant or transferee owns any Registrable Shares.

                  Indemnified Party: As defined in Section 6(a) hereof.

                  IPO Registration Statement: As defined in Section 2 hereof.

                  Management Agreement: That certain agreement dated March 8, 2005 by and between the Company and RCM.

                  Mandatory Shelf Registration Statement: As defined in Section 2(a) hereof.

                  NASD: The National Association of Securities Dealers, Inc.

                  Offering: As defined in Recital A hereof.

                  Participants: The purchasers in the offering of (i) the Regulation D Shares from the Company (including those persons participating in the Company's directed share program) and (ii) Rule 144A Shares and Regulation S Shares from the Initial Purchaser.

                  Person: An individual, partnership, corporation, limited liability company, trust, unincorporated organization, government or agency or political subdivision thereof, or any other legal entity.

                  Prospectus: The prospectus included in any Registration Statement, including any preliminary prospectus, and all other amendments and supplements to any such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference, if any, in such prospectus.

                  Purchase Agreement: As defined in Recital A of this Agreement, as amended from time to time.

                  RCM: Resource Capital Manager, Inc., a Delaware corporation.

                  Registrable Shares: Each of the Shares and any Additional Shares, upon original issuance thereof, and at all times subsequent thereto, including upon the transfer thereof by the original holder or any subsequent holder, until, in the case of any such Shares or Additional Shares, as applicable, the earliest to occur of:


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                           (i) the second anniversary of the initial effective
                  date of the Mandatory Shelf Registration Statement;

                           (ii) the date on which such Shares have been sold
                  pursuant to a Registration Statement or distributed to the public pursuant to Rule 144;

                           (iii) the date on which, in the opinion of counsel to
                  the Company, such Shares not held by Affiliates of the Company are saleable pursuant to subparagraph (k) of Rule 144; or

                           (iv) the date on which such Shares are sold to the
                  Company or any of its subsidiaries.

                  Registration Expenses: Any and all expenses incident to the performance of or compliance with this Agreement, including, without limitation: (i) all Commission, securities exchange, NASD registration, listing, inclusion and filing fees including, if applicable, the fees and expenses of any "qualified independent underwriter" (and its counsel) that is required to be retained by any holder of Registrable Shares in accordance with the rules and regulations of the NASD, (ii) all fees and expenses incurred in connection with compliance with international, federal or state securities or blue sky laws (including, without limitation, any registration, listing and filing fees and reasonable fees and disbursements of counsel in connection with blue sky qualification of any of the Registrable Shares and the preparation of a blue sky memorandum and compliance with the rules of the NASD),
         (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, duplicating, printing, delivering and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements, certificates and any other documents relating to the performance under and compliance with this Agreement, (iv) all fees and expenses incurred in connection with the listing or inclusion of any of the Registrable Shares on any securities exchange or the Nasdaq Stock Market pursuant to Section 4(m) of this Agreement, (v) the fees and disbursements of counsel for the Company and of the independent public accountants of the Company (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance), and reasonable fees and disbursements of one counsel for the selling Holders to review the Mandatory Shelf Registration Statement, any Subsequent Shelf Registration Statement, and, if the Company notifies the Holders pursuant to Section 2(b) hereof of its intent to file an IPO Registration Statement within one year of the date of this Agreement, the IPO Registration Statement, and
         (vi) any fees and disbursements customarily paid by issuers in issues and sales of securities (including the fees and expenses of any experts retained by the Company in connection with any Registration Statement), provided, however, that Registration Expenses shall exclude brokers' or underwriters' discounts and commissions and transfer taxes or transfer fees, if any, relating to the sale or disposition of Registrable Shares by a Holder and the fees and disbursements of any counsel to the Holders other than as provided for in subparagraph (v) above.

                  Registration Statement: Any Shelf Registration Statement or the IPO Registration Statement (to the extent that it covers the resale of any Registrable Shares), including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre-and post-effective amendments, all exhibits thereto and all material incorporated by reference or deemed to be incorporated by reference, if any, in such registration statement.

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

                  Regulation D: Regulation D (Rules 501-508) promulgated by the Commission under the Securities Act, as such rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such regulation.

                  Regulation D Shares: Shares initially sold by the Company in accordance with the Purchase Agreement in accordance with Regulation D and pursuant to the Subscription Agreement (as defined in the Purchase Agreement).

                  Regulation S: Regulation S (Rules 901-905) promulgated by the Commission under the Securities Act, as such rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such regulation.

                  Regulation S Shares: Shares initially sold by the Company to the Initial Purchaser and resold by the Initial Purchaser to "non U.S. persons" in accordance with Regulation S in an "offshore transaction" in accordance with Regulation S.

                  Rule 144: Rule 144 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

                  Rule 144A: Rule 144A promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

                  Rule 144A Shares: Shares initially sold by the Company to the Initial Purchaser and resold by the Initial Purchaser to "qualified institutional buyers" (as such term is defined in Rule 144A).

                  Rule 158: Rule 158 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

                  Rule 415: Rule 415 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

                  Rule 424: Rule 424 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

                  Rule 429: Rule 429 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

                  Securities Act: The Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder.

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

                  Shares: The Rule 144A Shares, the Regulation S Shares and the Regulation D Shares sold pursuant to the terms and conditions of the Purchase Agreement or the Subscription Agreement (as defined in the Purchase Agreement).

                  Shelf Registration Statement: The Mandatory Shelf Registration Statement or any Subsequent Shelf Registration Statement.

                  Subsequent Shelf Registration Statement: As defined in Section 2(d) hereof.

                  Suspension Event: As defined in Section 5(b) hereof.

                  Suspension Notice: As defined in Section 5(b) hereof.

                  Trigger Date: As defined in Section 2(a) hereof.

                  Underwritten Offering: A sale of securities of the Company to an underwriter or underwriters for reoffering to the public.

2.       Registration Rights.

         (a) Mandatory Shelf Registration. As set forth in Section 4 hereof, the Company agrees to file with the Commission as soon as reasonably practicable but in no event later than 270 days from the date hereof, a Shelf Registration Statement on Form S-11 or such other form under the Securities Act then available to the Company providing for the resale pursuant to Rule 415 from time to time by the Holders of any and all Registrable Shares (including for the avoidance of doubt any Additional Shares that are issued prior to the effectiveness of such Shelf Registration Statement) (such registration statement, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto and all material incorporated by reference or deemed to be incorporated by reference, if any, in such registration statement, the "Mandatory Shelf Registration Statement"). The Company shall use its commercially reasonable efforts to cause such Shelf Registration Statement to be declared effective by the Commission as promptly as practicable following such filing, and for this purpose, the Company shall be entitled to consider the advice of the managing underwriter or underwriters of an initial public offering of the Common Stock which is then pending as to the effect that the effectiveness of the Shelf Registration Statement could reasonably be expected to have on the marketing of the initial public offering. Any Shelf Registration Statement shall provide for the resale from time to time, and pursuant to any method or combination of methods legally available (including, without limitation, an Underwritten Offering, a sale through brokers or agents, or a sale over the internet) by the Holders of any and all Registrable Shares.

         In the event the Mandatory Shelf Registration Statement is not filed with the Commission within 270 days from the date hereof (the "Trigger Date"), RCM shall forfeit the base management fee it is entitled to receive pursuant to the Management Agreement for a period commencing from and after the Trigger Date until the Mandatory Shelf Registration Statement is filed and the Company shall defer all incentive fee payments to be paid to RCM pursuant to the Management Agreement from and after the Trigger Date until the Mandatory Shelf Registration Statement is filed.

         (b) IPO Registration. If, prior to the Mandatory Shelf Registration Statement being declared effective by the Commission, the Company proposes to file a registration statement on Form S-11 or such other form under the Securities Act providing for the initial public offering of shares of Common


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Stock (such registration statement, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto and all material incorporated by reference or deemed to be incorporated by reference, if any, in such registration statement, the "IPO Registration Statement"), the Company will notify each Holder of the filing (including notifying each Holder of the identity of the managing underwriters of such initial public offering), within five (5) Business Days after such filing, and afford each Holder an opportunity to include in such IPO Registration Statement all or any part of the Registrable Shares then held by such Holder. Each Holder desiring to include in any such IPO Registration Statement all or part of the Registrable Shares held by such Holder shall, within twenty (20) days after delivery of the above-described notice by the Company, so notify the Company in writing, and in such notice shall inform the Company of the number of Registrable Shares such Holder wishes to include in such IPO Registration Statement. Any election by any Holder to include any Registrable Shares in such IPO Registration Statement will not affect the inclusion of such Registrable Shares in the Shelf Registration Statement until such Registrable Shares have been sold under the IPO Registration Statement; provided, however, that at such time, the Company shall have the right to remove from the Shelf Registration Statement the Registrable Shares sold pursuant to the IPO Registration Statement.

                  (i) Right to Terminate IPO Registration. At any time, the Company shall have the right to terminate or withdraw any IPO Registration Statement referred to in this Section 2(b) whether or not any Holder has elected to include Registrable Shares in such registration.

                  (ii) Underwriting. The Company shall notify the Holders of the identity of the managing underwriters for the Underwritten Offering proposed under the IPO Registration Statement. The right of any such Holder's Registrable Shares to be included in any IPO Registration Statement pursuant to this Section 2(b) shall be conditioned upon such Holder's participation in such Underwritten Offering and the inclusion of such Holder's Registrable Shares in the Underwritten Offering to the extent provided herein. All Holders proposing to distribute their Registrable Shares through such Underwritten Offering shall enter into an underwriting agreement in customary form with the managing underwriters selected by the Company for such underwriting and complete and execute any questionnaires, powers of attorney, indemnities, securities escrow agreements and other documents reasonably required under the terms of such underwriting, and furnish to the Company such information in writing as the Company may reasonably request for inclusion in the Registration Statement; provided, however, that no Holder shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements as are customary and reasonably requested by the underwriters. Notwithstanding any other provision of this Agreement, if the managing underwriters determine in good faith that marketing factors require a limitation on the number of shares to be included, then the managing underwriters may exclude shares (including Registrable Shares) from the IPO Registration Statement and the Underwritten Offering and any Shares included in the IPO Registration Statement and the Underwritten Offering shall be allocated, first, to the Company, and second, to each of the Holders requesting inclusion of their Registrable Shares in such IPO Registration Statement on a pro rata basis based on the total number of Registrable Shares then held by each such Holder which is requesting inclusion. If any Holder disapproves of the terms of any Underwritten Offering, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten (10) Business Days prior to the effective date of the IPO Registration Statement, provided, that if, in the opinion of counsel, such withdrawal would necessitate a re-circulation of the Prospectus to investors, such Holder shall be required to deliver such written notice at least twenty (20) Business Days prior to the effective date of the IPO Registration Statement. Any Registrable Shares excluded or withdrawn from such Underwritten Offering shall be excluded and withdrawn from the IPO Registration Statement.

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


                  (iii) Hold-Back Agreement. By electing to include Registrable Shares in the IPO Registration Statement, if any, the Holder shall be deemed to have agreed not to effect any sale or distribution of securities of the Company of the same or similar class or classes of the securities included in the Registration Statement or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 or Rule 144A, during such periods as reasonably requested (but in no event for a period longer than one-hundred eighty (180) days following the effective date of the IPO Registration Statement, provided each of the executive officers and directors of the Company and RCM that hold shares of Common Stock or securities convertible into or exchangeable or exercisable for shares of Common Stock are subject to the same restriction for the entire time period required of the Holders hereunder) by the representatives of the underwriters of the Underwritten Offering pursuant to the IPO Registration Statement.

                  (iv) Registrable Shares Not Sold Under IPO Registration Statement. If (w) the Company terminates or withdraws the IPO Registration Statement prior to its effectiveness or the distribution of all Registrable Shares, if any, registered thereunder, (x) the underwriters exercise their right pursuant to Section 2(b)(ii) of this Agreement to exclude any Registrable Shares from the IPO Registration Statement, (y) any Holder elects to withdraw or not to include any Registrable Shares in the IPO Registration Statement, or (z) any Registrable Shares are otherwise not registered under and distributed pursuant to the IPO Registration Statement, then the Company shall file a Shelf Registration Statement relating to any Registrable Shares not registered under and distributed pursuant to an IPO Registration Statement as soon as practicable, but in no event later than (a) in the case of the withdrawal or abandonment of the offering pursuant to the IPO Registration Statement, the date which is thirty (30) days after the earlier of the withdrawal or abandonment of the offering pursuant to the IPO Registration Statement or (b) the date ninety (90) days after the consummation of the offering pursuant to the IPO Registration Statement.

         (c) Expenses. The Company shall pay all Registration Expenses in connection with the registration of the Registrable Shares pursuant to this Agreement. Each Holder participating in a registration pursuant to this Section 2 shall bear such Holder's proportionate share (based on the total number of Registrable Shares sold in such registration) of all discounts and commissions payable to underwriters or brokers and all transfer taxes and transfer fees in connection with a registration of Registrable Shares pursuant to this Agreement and any other expense of the Holders not specifically allocated to the Company pursuant to this Agreement relating to the sale or disposition of such Holder's Registrable Shares pursuant to any Registration Statement.

         (d) Subsequent Shelf Registration for Additional Shares Issued after Effectiveness of the Mandatory Shelf Registration Statement. If any Additional Shares are issued or distributed to Holders after the effectiveness of the Mandatory Shelf Registration Statement, or such Additional Shares were otherwise not included in a prior Registration Statement, then the Company shall as soon as reasonably practicable file an additional shelf registration statement (including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto and all material incorporated by reference or deemed to be incorporated by reference, if any, in such registration statement, a "Subsequent Shelf Registration Statement") covering such Additional Shares on behalf of the Holders thereof in the same manner, and subject to the same provisions in this Agreement as the Mandatory Shelf Registration Statement, provided that the provisions of Section 2(a) or 2(b) hereof will not apply to any such Subsequent Shelf Registration Statement.

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3.       Rules 144 and 144A Reporting.

         With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Registrable Shares to the public without registration, the Company agrees to, so long as any Holder owns any Registrable Shares:

         (a) at all times after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public, use its commercially reasonable efforts to make and keep public information available, as those terms are understood and defined in Rule 144(c);

         (b) use its commercially reasonable efforts to file with the Commission in a timely manner all reports and other documents required to be filed by the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

         (c) if the Company is not required to file reports and other documents under the Securities Act and the Exchange Act, it will make available other information as required by, and so long as necessary to permit sales of Registrable Shares pursuant to, Rule 144A and in any event shall provide to each Holder a copy of:

                  (i) the Company's annual consolidated financial statements (including at least balance sheets, statements of profit and loss, statements of stockholders' equity and statements of cash flows) prepared in accordance with U.S. generally accepted accounting principles, accompanied by an audit report of the Company's independent accountants, no later than ninety (90) days after the end of each fiscal year of the Company, and

                  (ii) the Company's unaudited quarterly financial statements (including at least balance sheets, statements of profit and loss, statements of stockholders' equity and statements of cash flows) prepared in a manner consistent with the preparation of the Company's annual financial statements, no later than forty-five (45) days after the end of each fiscal quarter of the Company.

4.       Registration Procedures.

         In connection with the obligations of the Company with respect to any registration pursuant to this Agreement, the Company shall use its commercially reasonable efforts to effect or cause to be effected the registration of the Registrable Shares under the Securities Act to permit the resale of such Registrable Shares by the Holder or Holders in accordance with the Holders' intended method or methods of resale and distribution (which methods shall be commercially reasonable), and the Company shall:

         (a) prepare and file with the Commission, as specified in this Agreement, a Shelf Registration Statement, which Shelf Registration Statement shall comply in all material respects as to form with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith, and use its commercially reasonable efforts to cause such Shelf Registration Statement to become effective as promptly as practicable following such filing as specified in Section 4(a) and to remain effective, subject to Section 5 hereof, until the date on which no Holders hold Registrable Shares, provided, however, that if the Company has an effective Shelf Registration Statement on Form S-11 under the Securities Act and becomes eligible to use Form S-3 or such other short-form registration statement under the Securities Act, the Company may, upon 30 Business Days' prior written notice to all Holders of Registrable Shares, register any Registrable Shares registered but not yet distributed under the effective Shelf Registration Statement on such a short-form Shelf Registration Statement and, once the short-form Shelf Registration Statement is declared effective, de-register such shares under the previous Registration Statement or transfer filing fees from the previous Registration Statement pursuant to Rule 429;

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

         (b) subject to Section 4(i) hereof, (i) prepare and file with the Commission such amendments and post-effective amendments to the Shelf Registration Statement as may be necessary to keep the Shelf Registration Statement effective for the period described in Section 4(a) hereof, (ii) cause each Prospectus contained therein to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424, and (iii) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Shelf Registration Statement during the applicable period in accordance with the method or methods of distribution set forth in the "Plan of Distribution" section of the Prospectus;

         (c) furnish to the Holders, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Holder may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Shares; the Company consents, subject to Section 5, to the lawful use of such Prospectus, including each preliminary Prospectus, by the Holders, if any, in connection with the offering and sale of the Registrable Shares covered by any such Prospectus;

         (d) use its commercially reasonable efforts to register or qualify, or obtain exemption from registration or qualification for, all Registrable Shares by the time the applicable Registration Statement is declared effective by the Commission under all applicable state securities or "blue sky" laws of such domestic United States jurisdictions as the Initial Purchaser or any Holder covered by a Registration Statement shall reasonably request in writing, keep each such registration or qualification or exemption effective during the period such Registration Statement is required to be kept effective pursuant to Section 4(a) and do any and all other acts and things that may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Shares covered by the Registration Statement; provided, however, that the Company shall not be required to take any action to comply with this Section 4(d) if it would require the Company or any of its subsidiaries to (i) qualify generally to do business in any jurisdiction or to register as a broker or dealer in such jurisdiction where it would not otherwise be required to qualify but for this Section 4(d) and except as may be required by the Securities Act, (ii) subject itself to taxation in any such jurisdiction, or (iii) submit to the general service of process in any such jurisdiction;

         (e) use its commercially reasonable efforts to cause all Registrable Shares covered by such Registration Statement to be registered and approved by such other domestic governmental agencies or authorities, if any, as may be necessary to enable the Holders thereof to consummate the disposition of such Registrable Shares; provided, however, that the Company shall not be required to take any action to comply with this Section 4(e) if it would require the Company or any of its subsidiaries to (i) qualify generally to do business in any jurisdiction or to register as a broker or dealer in such jurisdiction where it would not otherwise be required to qualify but for this Section 4(e) and except as may be required by the Securities Act, (ii) subject itself to taxation in any such jurisdiction, or (iii) submit to the general service of process in any such jurisdiction;

         (f) notify the Initial Purchaser and each Holder with Registrable Shares covered by a Registration Statement promptly and, if requested by the Initial Purchaser or any such Holder, confirm such advice in writing at the address determined in accordance with Section 9(b), (i) when such Registration Statement has become effective and when any post-effective amendments thereto become effective or upon the filing of a supplement to any prospectus, (ii) of the issuance by the Commission or any state securities authority of any stop order suspending the effectiveness of such Registration Statement or the

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initiation of any proceedings for that purpose, (iii) of any request by the
Commission or any other federal or state governmental authority for amendments or supplements to such Registration Statement or related Prospectus or for additional information, and (iv) of the happening of any event during the period such Registration Statement is effective as a result of which such Registration Statement or the related Prospectus or any document incorporated by reference therein contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading or, in the case of the Prospectus, contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (which information shall be accompanied by an instruction to suspend the use of the Registration Statement and the Prospectus until the requisite changes have been made);

         (g) during the period of time referred to in Section 4(a) above, use its commercially reasonable efforts to avoid the issuance of, or if issued, to obtain the withdrawal of, any order enjoining or suspending the use or effectiveness of the Shelf Registration Statement or suspending the qualification (or exemption from qualification) of any of the Registrable Shares for sale in any jurisdiction, as promptly as practicable;

         (h) upon request, furnish to each requesting Holder with Registrable Shares covered by a Registration Statement, without charge, at least one (1) conformed copy of such Registration Statement and any post-effective amendment or supplement thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

         (i) except as provided in Section 5, upon the occurrence of any event contemplated by Section 4(f)(iv) hereof, use its commercially reasonable efforts to promptly prepare a supplement or post-effective amendment to the Shelf Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Shares, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and, upon request, promptly furnish to each requesting Holder a reasonable number of copies each such supplement or post-effective amendment;

         (j) if requested by the representative of the underwriters, if any, or any Holders of Registrable Shares being sold in connection with an Underwritten Offering, (i) as promptly as practicable incorporate in a Prospectus supplement or post-effective amendment such material information as the representative of the underwriters, if any, or such Holders indicate in writing relates to them and (ii) use its commercially reasonable efforts to make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received written notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

         (k) enter into customary agreements (including in the case of an Underwritten Offering, an underwriting agreement in customary form and reasonably satisfactory to the Company) and take all other reasonable action in connection therewith in order to expedite or facilitate the distribution of the Registrable Shares included in such Registration Statement and, in the case of an Underwritten Offering, make representations and warranties to the Holders of Registrable Shares covered by such Registration Statement and to the underwriters in such form and scope as are customarily made by issuers to selling stockholders and underwriters in underwritten offerings, respectively, and confirm the same to the extent customary if and when requested;

         (l) in connection with an Underwritten Offering, use its commercially reasonable efforts to make available for inspection by one representative appointed by the Holders of a majority of the Registrable Shares and the representative of any underwriters participating in any disposition pursuant to a Registration Statement and one law firm retained by each representative of such Holders or underwriters, respectively, during normal business hours and upon reasonable notice, all financial and other records, pertinent corporate documents and properties of the Company and cause the respective officers, directors and employees of the Company to supply all information reasonably requested by any such representative of the Holders, the representative of the underwriters or counsel thereto in connection with a Shelf Registration Statement; provided, however, that such records, documents or information that the Company determines, in good faith, to be confidential and notifies such representative of the Holders, representative of the underwriters or counsel thereto are confidential shall not be disclosed by the representative of the Holders, representative of the underwriters or counsel thereto unless (i) the disclosure of such records, documents or information is necessary to avoid or correct a material misstatement or omission in a Registration Statement or Prospectus, (ii) the release of such records, documents or information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, or (iii) such records, documents or information have been generally made available to the public by the Company; provided, further, that to the extent practicable, the foregoing inspection and information gathering shall be coordinated on behalf of the Holders and the other parties entitled thereto by one law firm designated by and on behalf of the Holders and the other parties, which counsel the Company reasonably determines to be acceptable;

         (m) use its commercially reasonable efforts (including, without limitation, seeking to cure in the Company's listing or inclusion application any deficiencies cited by the exchange or market) to list or include all Registrable Shares on the New York Stock Exchange or the Nasdaq Stock Market;

         (n) use its commercially reasonable efforts to prepare and file in a timely manner all documents and reports required by the Exchange Act and, to the extent the Company's obligation to file such reports pursuant to Section 15(d) of the Exchange Act expires prior to the expiration of the effectiveness period of the Registration Statement as required by Section 4(a) hereof, the Company shall register the Registrable Shares under the Exchange Act and shall maintain such registration through the effectiveness period required by Section 4(a) hereof;

         (o) provide a CUSIP number for all Registrable Shares, not later than the effective date of the Registration Statement;

         (p) (i) otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, (ii) make generally available to its stockholders, as soon as reasonably practicable, earnings statements covering at least twelve (12) months that satisfy the provisions of
Section 11(a) of the Securities Act and Rule 158 (or any similar rule promulgated under the Securities Act ) thereunder, no later than ninety (90) days after the end of each fiscal year of the Company and (iii) delay the effectiveness of any Registration Statement to which any Holder of Registrable Shares covered by such Registration Statement shall have, based upon the written opinion of counsel, objected on the grounds that such Registration Statement does not comply in all material respects with the requirements of the Securities Act, such Holder having been furnished with a copy thereof at least two (2) Business Days prior to the effectiveness thereof, provided that the Company may request effectiveness of such Registration Statement following such time as the Company shall have used its commercially reasonable efforts to resolve any such issue with the objecting Holder and shall have advised the Holder in writing of its reasonable belief that such filing complies with the requirements of the Securities Act;

         (q) provide and cause to be maintained a registrar and transfer agent for all Registrable Shares covered by any Registration Statement from and after a date not later than the effective date of such Registration Statement;

         (r) in connection with any sale or transfer of the Registrable Shares (whether or not pursuant to a Registration Statement) that will result in the security being delivered no longer being Registrable Shares, cooperate with the Holders and the representative of the underwriters, if any, to facilitate the timely preparation and delivery of certificates representing the Registrable Shares to be sold, which certificates shall not bear any transfer restrictive legends (other than as required by the Company's charter) and to enable such Registrable Shares to be in such denominations and registered in such names as the representative of the underwriters, if any, or the Holders may reasonably request at least three (3) Business Days prior to any sale of the Registrable Shares;

         (s) upon effectiveness of the first registration statement filed by the Company, the Company will take such actions and make such filings as are necessary to effect the registration of the Common Stock under the Exchange Act simultaneously with or as soon as practicable following the effectiveness of the Registration Statement;

         (t) in the case of an Underwritten Offering, use its commercially reasonable efforts to furnish or cause to be furnished to the underwriters a signed counterpart, addressed to the underwriters, of: (i) an opinion of counsel for the Company, dated the date of each closing under the underwriting agreement, in customary form and reasonably acceptable to counsel for the Company; and (ii) a "comfort" letter, dated the effective date of such Registration Statement and the date of each closing under the underwriting agreement, reasonably acceptable to and signed by the independent public accountants who have certified the Company's financial statements included in such Registration Statement, covering substantially the same matters with respect to such Registration Statement (and the Prospectus included therein) and with respect to events subsequent to the date of such financial statements, as are customarily covered in accountants' letters delivered to underwriters in Underwritten Offerings of securities and such other financial matters as such Holder and the underwriters may reasonably request and customarily obtained by underwriters in Underwritten Offerings;

         (u) a reasonable time prior to the filing of any Shelf Registration Statement, any Prospectus, any amendment to a Shelf Registration Statement or amendment or supplement to a Prospectus or any document which is to be incorporated by reference into a Shelf Registration Statement or a Prospectus after initial filing of a Shelf Registration Statement, provide copies of such document to the Initial Purchaser on behalf of such Holders; and make representatives of the Company as shall be reasonably requested by the Holders of Registrable Shares, or the Initial Purchasers on behalf of such Holders, available for discussion of such document; and

         (v) in the case of an Underwritten Offering, use its commercially reasonable efforts to cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter and its counsel (including any "qualified independent underwriter," if applicable) that is required to be retained in accordance with the rules and regulations of the NASD).

         The Company may require the Holders to furnish to the Company such information regarding the proposed distribution by such Holder as the Company may from time to time reasonably request in writing or as shall be required to effect the registration of the Registrable Shares and no Holder shall be entitled to be named as a selling stockholder in any Registration Statement and no Holder shall be entitled to use the Prospectus forming a part thereof if such Holder does not provide such information to the Company. Any Holder that sells Registrable Shares pursuant to a Registration Statement or as a selling stockholder pursuant to an Underwritten Offering shall be required to be named as a selling stockholder in the related prospectus and to deliver a prospectus to purchasers. Each Holder further agrees to furnish promptly to the Company in writing all information required from time to time to make the information previously furnished by such Holder not misleading.

         Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(f)(ii), 4(f)(iii) or 4(f)(iv) hereof, such Holder will immediately discontinue disposition of Registrable Shares pursuant to a Registration Statement until such Holder's receipt of copies of the supplemented or amended Prospectus. If so directed by the Company, such Holder will deliver to the Company (at the reasonable expense of the Company) all copies in its possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Shares current at the time of receipt of such notice.

5.       Black-Out Period.

         (a) Subject to the provisions of this Section 5, the Company shall have the right, but not the obligation, from time to time to suspend the use of the Registration Statement following the effectiveness of a Registration Statement (and the filings with any international, federal or state securities commissions), if a Suspension Event (as defined below) occurs. If the Company elects to suspend the effectiveness and/or use of a Registration Statement following the occurrence of a Suspension Event, the Company, by written notice to the Initial Purchaser and by written notice, email transmission or such other means that the Company reasonably believes to be a reliable means of communication (a "Suspension Notice"), shall notify the Holders, that the effectiveness of the Registration Statement has been suspended and shall direct the Holders to suspend sales of the Registrable Shares pursuant to the Registration Statement until the Suspension Event has ended. A Suspension Event shall be deemed to have occurred if: (i) the representative of the underwriters of an Underwritten Offering of common stock of the Company has advised the Company that the offer or sale of Registrable Shares pursuant to the Registration Statement would have a material adverse effect on the Company's Underwritten Offering; (ii) the Board of Directors of the Company in good faith has determined that the offer or sale of any Registrable Shares would materially impede, delay or interfere with any proposed financing, offer or sale of securities, acquisition, corporate reorganization or other significant transaction involving the Company; or (iii) the Board of Directors of the Company has determined in good faith, that it is required by law, or that it is in the best interests of the Company, to supplement the Registration Statement or file a post-effective amendment to the Registration Statement in order to ensure that the Prospectus included in the Registration Statement (1) contains the financial information required under Section 10(a)(3) of the Securities Act;
(2) discloses any fundamental change in the information included in the Prospectus; or (3) discloses any material information with respect to the plan of distribution not disclosed in the Registration Statement or any material change to such information. Upon the occurrence of any Suspension Event, the Company shall use its commercially reasonable efforts to cause the Registration Statement to become effective or to promptly amend or supplement the Registration Statement or to take such action as is necessary to make resumed use of the Registration Statement compatible with the Company's best interests, as applicable, so as to permit the Holders to resume sales of the Registrable Shares as soon as practicable. In no event shall the Company be permitted to suspend the use of a Registration Statement in any twelve (12) month period for more than forty-five (45) consecutive days or for more than an aggregate of ninety (90) days, except as a result of a refusal by the Commission to declare any post-effective amendment to the Registration Statement effective after the Company has used all commercially reasonable efforts to cause such post-effective amendment to be declared effective, in which case the Company shall terminate the suspension of the use of the Registration Statement immediately following the effective date of the post-effective amendment.

         (b) If the Company gives a Suspension Notice to the Holders to suspend sales of the Registrable Shares following a Suspension Event, the Holders shall not effect any sales of the Registrable Shares pursuant to such Registration Statement (or such filings) at any time after it has received a Suspension Notice from the Company and prior to receipt of an End of Suspension Notice (as defined below). If so directed by the Company, each Holder will deliver to the Company (at the expense of the Company) all copies other than permanent file copies then in such Holder's possession of the Prospectus covering the Registrable Shares at the time of receipt of the Suspension Notice. The Holders may recommence effecting sales of the Registrable Shares pursuant to the Registration Statement (or such filings) upon delivery by the Company of notice that the Suspension Event or its potential effects are no longer continuing (an "End of Suspension Notice"), which End of Suspension Notice shall be given by the Company to the Holders and the Initial Purchaser in the same manner as the Suspension Notice promptly following the conclusion of any Suspension Event and its effect.

6.       Indemnification and Contribution.

         (a) The Company agrees to indemnify and hold harmless (i) each Initial Purchaser and each Holder (ii) each person, if any, who controls each Initial Purchaser and each Holder within the meaning of the Securities Act or the Exchange Act and (iii) the respective officers, directors, partners, employees, representatives and agents of each Initial Purchaser and each Holder or any person who controls any of the foregoing (each person referred to in clause (i), (ii) or (iii) are referred to collectively as the "Indemnified Parties"), from and against any losses, claims, damages or liabilities, joint or several, or any actions in respect thereof (including, but not limited to, any losses, claims, damages, judgments, expenses, liabilities or actions relating to purchases and sales of the Securities) to which each Indemnified Party may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, judgments, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or Prospectus including any document incorporated by reference therein, or in any amendment or supplement thereto or in any preliminary Prospectus relating to the Registration Statement, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse, as incurred, the Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action in respect thereof; provided, however, that (i) the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or Prospectus or in any amendment or supplement thereto or in any preliminary Prospectus relating to the Registration Statement in reliance upon and in conformity with written information pertaining to a Holder or furnished to the Company by or on behalf of a Holder or any participating underwriter specifically for inclusion therein and (ii) with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus relating to the Registration Statement, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Holder from whom the person asserting any such losses, claims, damages or liabilities purchased the Shares concerned, to the extent that a prospectus relating to such Shares was required to be delivered by such Holder under the Securities Act in connection with such purchase and any such loss, claim, damage or liability or such Holder results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Shares to such person, a copy of the final prospectus if the Company had previously furnished copies thereof to such Holder; provided, further, however, that this indemnity agreement will be in addition to any liability which the Company may otherwise have to such Indemnified Party. The Company shall also indemnify underwriters, their officers and directors and each person who controls such underwriters within the meaning of the Securities Act or the Exchange Act to the same extent as provided above with respect to the indemnification of the Holders of the Shares if requested by such Holders.

         (b) In connection with any Registration Statement in which a Holder is participating and as a condition to such participation, each Holder, severally and not jointly, will indemnify and hold harmless the Company, its officers, directors, partners, employees, representatives, agents and investment advisers and each person, if any, who controls any of the foregoing within the meaning of the Securities Act or the Exchange Act (the "Company Indemnified Persons") from and against any losses, claims, damages or liabilities or any actions in respect thereof, to which the Company or any such controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or Prospectus or in any amendment or supplement thereto or in any preliminary Prospectus relating to the Registration Statement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information pertaining to a Holder or furnished to the Company by or on behalf of a Holder or any participating underwriter specifically for inclusion therein; and, subject to the limitation set forth immediately preceding this clause, shall reimburse, as incurred, the Company or any Company Indemnified Person for any legal or other expenses reasonably incurred by the Company or such Company Indemnified Person in connection with investigating or defending any loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability which such Holder may otherwise have to the Company or any Company Indemnified Person.

         (c) Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action or proceeding (including a governmental investigation), such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party of the commencement thereof; but the failure to notify the indemnifying party shall not relieve it from any liability that it may have under subsection (a) or (b) above except to the extent that it has been materially prejudiced by such failure; and provided, further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who may be counsel to the indemnifying party unless, in the reasonable judgment of the indemnified party, a potential conflict exists), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof the indemnifying party will not be liable to such indemnified party under this Section 6 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes any unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action, and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

         (d) If the indemnification provided for in this Section 6 is unavailable or insufficient to hold harmless an indemnified party under subsections (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in subsection (a) or (b) above in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Holder or such other indemnified party, as the case may be, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding any other provision of this Section 6(d), the Holders shall not be required to contribute any amount in excess of the amount by which the net proceeds received by such Holders from the sale of the Shares pursuant to the Registration Statement exceeds the amount of damages which such Holders have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each person, if any, who controls such indemnified party within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as such indemnified party and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as the Company.

         (e) The agreements contained in this Section 6 shall survive the sale of the Shares pursuant to the Registration Statement and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

7.       Market Stand-off Agreement.

         Each Holder hereby agrees that it shall not, to the extent requested by the Company or an underwriter of securities of the Company, directly or indirectly sell, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell (including without limitation any short sale), grant any option, right or warrant for the sale of or otherwise transfer or dispose of any Registrable Shares or other shares of Common Stock or any securities convertible into or exchangeable or exercisable for shares of Common Stock then owned by such Holder (other than to donees, partners or other transferees of the Holder who agree to be similarly bound) for a period of up to (i) 180 days following the effective date of the IPO Registration Statement of the Company filed under the Securities Act or (ii) 60 days following the date of an Underwritten Offering by the Company pursuant to a shelf registration statement of the Company filed under the Securities Act; provided, however, that:

         (a) with respect to the 180-day restriction that follows the effective date of the IPO Registration Statement and the 60-day period that follows the date of an Underwritten Offering pursuant to a Shelf Registration Statement, such agreement shall not be applicable to Registrable Shares sold pursuant to such IPO Registration Statement or Shelf Registration Statement, as the case may be;

         (b) all executive officers and directors of the Company and RCM then holding shares of Common Stock or securities convertible into or exchangeable or exercisable for shares of Common Stock shall enter into similar agreements for not less than the entire time period required of the Holders hereunder; and

         (c) the Holders shall be allowed any concession or proportionate release allowed to any executive officer or director that entered into similar agreements.

         In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the securities subject to this Section 7 and to impose stop transfer instructions with respect to the Registrable Shares and such other securities of each Holder (and the securities of every other Person subject to the foregoing restriction) until the end of such period.

8.       Termination of the Company's Obligations.

         The Company shall have no further obligations pursuant to this Agreement at such time as no Registrable Shares are outstanding, provided, however, that the Company's obligations under Sections 3, 6 and 9(a) through and including 9(k) of this Agreement shall remain in full force and effect following such time.

9.       Miscellaneous.

         (a) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given, without the written consent of the Company and Holders beneficially owning not less than fifty percent (50%) of the then outstanding Registrable Shares. Notwithstanding the foregoing, a waiver or consent to or departure from the provisions hereof with respect to a matter that relates exclusively to the rights of a Holder whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders may be given by such Holder; provided that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence.

         (b) Notices. All notices and other communications, provided for or permitted hereunder shall be made in writing by delivered by facsimile (with receipt confirmed), overnight courier or registered or certified mail, return receipt requested, or by telegram:

                  (i) if to a Holder, at the most current address given by the transfer agent and registrar of the Shares to the Company; and

                  (ii) if to the Company, at the offices of the Company at 712 Fifth Avenue, 18th Floor, New York, New York 10019.

         (c) Successors and Assigns; Third Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto and shall inure to the benefit of each Holder. The Company agrees that the Holders shall be third party beneficiaries to the agreements made hereunder by the Initial Purchaser and the Company, and each Holder shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights hereunder; provided, however, that no Holder shall have the right to enforce such agreements unless and until such Holder fulfills all of its obligations hereunder.

         (d) Stock Legend. In addition to any other legend that may appear on the stock certificates evidencing the Registrable Shares, for so long as any Shares remain Registrable Shares each stock certificate evidencing such Registrable Shares shall contain a legend to the following effect: "THE SHARES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO AND ENTITLED TO THE BENEFITS OF A CERTAIN REGISTRATION RIGHTS AGREEMENT, DATED MARCH 8, 2005."

         (e) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (F) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER STATE.

         (g) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties hereto that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

         (h) Entire Agreement. This Agreement, together with the Purchase Agreement, is intended by the parties hereto as a final expression of their agreement, and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein.

         (i) Registrable Shares Held by the Company or its Affiliates. Whenever the consent or approval of Holders of a specified percentage of Registrable Shares is required hereunder, Registrable Shares held by the Company or its Affiliates shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

         (j) Survival. This Agreement is intended to survive the consummation of the transactions contemplated by the Purchase Agreement. The indemnification and contribution obligations under Section 6 of this Agreement shall survive the termination of the Company's obligations under Section 2 of this Agreement.

         (k) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the provisions of this Agreement. All references made in this Agreement to "Section" refer to such Section of this Agreement, unless expressly stated otherwise.

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

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                      RESOURCE CAPITAL CORP.



                                      By:
                                          ------------------------------------
                                          Name:
                                          Title:




                                      CREDIT SUISSE FIRST BOSTON LLC,
                                      FOR ITSELF AND ON BEHALF OF THE HOLDERS

                                      BY: CREDIT SUISSE FIRST BOSTON LLC



                                      By:
                                          ------------------------------------
                                          Name:
                                          Title:


















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